SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2007

                              NORTH VALLEY BANCORP
                              --------------------
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                  0-10652            94-2751350
           ----------                  -------            ----------
    (State or other jurisdiction    (File Number)      (I.R.S. Employer
         of incorporation)                           identification number)

                    300 Park Marina Circle, Redding, CA 96001
                    ------------------------------------------
              (Address of principal executive offices and zip code)

                                 (530) 226-2900
                                 --------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 2.02. Results of Operations and Financial Condition

On October 30, 2007, the registrant issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2007 and the nine months ended September 30, 2007. The press release also makes note of the Current Report on Form 8-K, filed by Sterling Financial Corporation on October 26, 2007, regarding the status of the proposed merger of the registrant with and into Sterling Financial Corporation pursuant to the Agreement and Plan of Merger dated April 10, 2007.

A copy of the October 30, 2007 press release is attached hereto as Exhibit
99.142 and is incorporated here by reference.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits

(99.142)      Press release dated October 30, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NORTH VALLEY BANCORP

                                                 By:   /s/ Kevin R. Watson
                                                       -------------------------
                                                       Kevin R. Watson
Dated: October 30, 2007                                Executive Vice President
                                                       Chief Financial Officer